                                                                EXHIBIT 10.1

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


         This First Amendment to Loan and Security Agreement ("Amendment") is made and entered into this 5th day of September, 1996, by and between PRECISION RESPONSE CORPORATION ("Borrower"), and HELLER FINANCIAL, INC. ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Lender and Borrower are parties to a certain Loan and Security Agreement dated May 1, 1996 (the "Loan Agreement") pursuant to which Lender has made revolving and certain other financial accommodations available to Borrower; and

         WHEREAS, the parties desire to amend the Loan Agreement as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2.      AMENDMENTS.   (a)  Subsection 6.5 of the Loan Agreement is
amended by deleting said subsection in its entirety and inserting the following in lieu thereof;

                 Section 6.5  Capital Expenditure Limits.

                 The aggregate amount of all Capital Expenditures of Borrower and its Subsidiaries (excluding trade-ins and excluding Capital Expenditures in respect of replacement assets to the extent funded with casualty insurance proceeds) will not exceed the amount set forth below for each period set forth below. In the event that Borrower or any of its Subsidiaries enters into a Capital Lease or other contract with respect to fixed assets, for purposes of calculating Capital Expenditures under this subsection only, the amount of the Capital Lease or contract initially capitalized on Borrower's or any Subsidiary's balance sheet prepared in accordance with GAAP shall be considered expended in full on the date that Borrower or any of its Subsidiaries enters into such Capital Lease or contract.

                 Period                            Amount
                 ------                            ------
                 Fiscal Year ending December 31,   $23,000,000
                 1996 and each Fiscal Year
                 thereafter.

                          (b)    Subsection 6.6 of the Loan Agreement is
amended by deleting said subsection in its entirety and inserting the following in lieu thereof:

                 Section 6.6  Fixed Charge Coverage.

                 Borrower shall not permit its Fixed Charge Coverage for the periods set forth below to be less than the amount set forth below for such periods:

                 Period                                                  Ratio for Period
                 ------                                                  ----------------
                 May 1, 1996 through June 30, 1996                           .90:1.0

                 October 1, through October 31, 1996                         1.0:1.0

                 October 1, through November 30, 1996                        1.0:1.0

                 October 1, through December 31, 1996                        1.0:1.0

                 October 1, through January 31, 1997                         1.0:1.0

                 October 1, through February 28, 1997                        1.0:1.0

                 October 1, through March 31, 1997                           1.0:1.0

                 October 1, through April 30, 1997                           1.0:1.0

                 October 1, through May 31, 1997                             1.0:1.0

                 Twelve month period ending June 30, 1997                    1.0:1.0
                 and for each twelve month period ending on
                 the last day of each calendar month thereafter

         3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties, and liabilities thereunder.

         4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that, except as set forth herein, no Default or Event of Default exists on the date hereof; the execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower, and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

         5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         8. EFFECTIVE DATE. Notwithstanding the date of execution hereof, this Amendment shall be effective as of June 28, 1996.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written.


                                       HELLER FINANCIAL, INC.
                                       as Lender


                                       By:     /s/ Jerome P. Sepich
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------

                                       PRECISION RESPONSE CORPORATION,
                                       as Borrower


                                       By:     /s/ Richard D. Mondre
                                          ------------------------------
                                       Title:  Executive Vice President
                                             ---------------------------

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement ("Amendment") is made and entered into this 30th day of September, 1996, by and between PRECISION RESPONSE CORPORATION ("Borrower"), and HELLER FINANCIAL, INC. ("Lender").



                              W I T N E S S E T H:

         WHEREAS, Lender and Borrower are parties to a certain Loan and Security Agreement dated May 1, 1996 (as amended, the "Loan Agreement") pursuant to which Lender has made revolving and certain other financial accommodations available to Borrower; and

         WHEREAS, the parties desire to amend the Loan Agreement as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.      DEFINITIONS.     All capitalized terms used in this Amendment,
unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2.      AMENDMENTS.      (a)      Subsection 6.5 of the Loan Agreement
is amended by deleting said subsection in its entirety and inserting the following in lieu thereof;

                 Section 6.5  Capital Expenditure Limits.

                 The aggregate amount of all Capital Expenditures of Borrower and its Subsidiaries (excluding trade-ins and excluding Capital Expenditures in respect of replacement assets to the extent funded with casualty insurance proceeds) will not exceed the amount set forth below for each period set forth below. In the event that Borrower or any of its Subsidiaries enters into a Capital Lease or other contract with respect to fixed assets, for purposes of calculating Capital Expenditures under this subsection only, the amount of the Capital Lease or contract initially capitalized on Borrower's or any Subsidiary's balance sheet prepared in accordance with GAAP shall be considered expended in full on the date that Borrower or any of its Subsidiaries enters into such Capital Lease or contract.

                 Period                                             Amount
                 ------                                             ------
                 Fiscal Year ending December 31,                    $45,000,000
                 1996

                 Each Fiscal Year thereafter                        $23,000,000

                          (b)    Subsection 6.6 of the Loan Agreement is
amended by deleting said subsection in its entirety and inserting the following in lieu thereof.

                 Section 6.6      Fixed Charge Coverage.

                 Borrower shall not permit its Fixed Charge Coverage for the periods set forth below to be less than the amount set forth below for such periods:

                 Period                                                      Ratio for Period
                 ------                                                      ----------------
                 May 1, 1996 through June 30, 1996                                  .90:1.0

                 October 1, through April 30, 1997                                 1.0:1.0

                 October 1, through May 31, 1997                                   1.0:1.0

                 Twelve month period ending June 30,                               1.0:1.0
                 1997 and for each twelve month period
                 ending on the last day of each calendar
                 month thereafter

         3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties, and liabilities thereunder.

         4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that, except as set forth herein, no Default or Event of Default exists on the date hereof, the execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower, and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

         5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written.



                                        HELLER FINANCIAL, INC.,
                                        as Lender



                                        By:     /s/ Jerome P. Sepich
                                            ------------------------------
                                        Title:  Vice President
                                              ----------------------------



                                        PRECISION RESPONSE CORPORATION
                                        as Borrower



                                        By:     /s/ Joseph Gillis
                                            ------------------------------
                                        Title:  VP Controller
                                              ----------------------------






                                       3